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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2002

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                          38-2626206
(STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                             48034
(ADDRESS OF PRINCIPAL                          (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 5.  OTHER EVENTS

The registrant reported in a press release dated September 17, 2002 that its Board of Directors has authorized management to repurchase up to 1,000,000 shares of the Company's common stock in market transactions for a period not to exceed twenty-four months. A copy of the press release is attached hereto as an exhibit to this Current Report on Form 8-K, and is hereby incorporated by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  a.       None.

                  b.       None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                           99       Press Release dated September 17, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2002        MEADOWBROOK INSURANCE GROUP, INC.
                                 (REGISTRANT)


                                 By:       /s/ Joseph C. Henry
                                 -------------------------------------------

                                        Joseph C. Henry, Acting Chief Financial
                                        Officer and Chief Operating Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                  DOCUMENT DESCRIPTION

   99                        Press Release dated September 17, 2002